                                                                     EXHIBIT 3.3



                   AMENDED CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                     LEASE EQUITY APPRECIATION FUND II, L.P.


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                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 11:00 AM 07/27/2004
                                                     FILED 11:00 AM 07/27/2004
                                                    SRV 040550293 - 3783813 FILE

                               STATE OF DELAWARE
                        AMENDMENT TO THE CERTIFICATE OF
                              LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of ___ LEASE EQUITY APPRECIATION FUND II, L.P.
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pursuant to the provisions of Section 17-202 of the Revised Uniform Limited
Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is___________________________________ LEASE EQUITY APPRECIATION FUND II, L.P.
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SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows: LEAF FINANCIAL CORPORATION, whose address is 1845 Walnut Street,
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        10th Floor, Philadelphia, Pennsylvania 19103, is being substituted as
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        General Partner for LEAF Asset Management, Inc. effective June 30, 2004.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 23rd day of July, A.D. 2004.

                                     LEAF FINANCIAL CORPORATION GENERAL PARTNER
                                  By:------------------------------------------
                                      General Partner(s)

                                      /s/ Miles Herman
                                Name:------------------------------------------
                                     Miles Herman, President and Chief Operating
                                     Officer